Income Taxes	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes

Note 11 – Income Taxes

The Company does not have any current income tax provision (other than state minimum income taxes, which is included in general and administrative expenses in the accompanying consolidated statements of operations) due to losses. The deferred tax benefit has been offset by an increase in the valuation allowance of approximately $1,305,000 and $545,000 for the years ended December 31, 2021 and 2020, respectively.

The provision for income taxes for the taxable periods ended December 31, 2021 and 2020 differs from the statutory federal income tax rate as follows:

	2021	2020
Tax benefit at the Federal statutory rate	21.0%	21.0%
State tax, net of Federal benefit	7.0%	6.6%
R&D credits	5.0%	—
Permanent differences	1.0%	9.5%
Change in valuation allowance	(34.0)%	(37.1)%
Effective income tax rate	0%	0%

Significant components of the Company’s deferred tax assets at December 31, 2021 and 2020:

	December 31,
	2021	2020

Deferred taxes assets:
Net operating loss carryforward	$1,365,000	$526,000
Stock compensation expense	463,000	166,000
Depreciation	16,000	—
R&D Credit	217,000	64,000

Total deferred tax assets	2,061,000	756,000
Valuation allowance	(2,061,000)	(756,000)

Deferred tax asset, net of valuation allowance	$—	$—

The effective tax rate for the years ended December 31, 2021 and 2020 differed from the amounts computed by applying the US federal income tax rate of 21 % primarily because of the increase in the valuation allowance, which resulted in an effective tax rate of zero for both years.

At December 31, 2021, the Company had approximately $4,900,000 of net operating loss (“NOL”) carryforwards that may be available to offset future Federal taxable income indefinitely and New York State taxable income through 2039. The utilization of NOL carryforwards to offset future taxable income may be subject to limitations under Section 382 of the Internal Revenue Code and similar state statutes as a result of ownership changes that could occur in the future. If necessary, the deferred tax assets will be reduced by any carryforward that expires prior to utilization as a result of such limitations, with a corresponding reduction of the valuation allowance.

The Company has assessed the likelihood that deferred tax assets will be realized in accordance with the provisions of ASC 740 Income Taxes (“ASC 740”). ASC 740 requires that such a review considers all available positive and negative evidence, including the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies. ASC 740 requires that a valuation allowance be established when it is “more likely than not” that all, or a portion of, deferred tax assets will not be realized. After the performance of such a review as of December 31, 2021 and 2020, management believes that uncertainty exists with respect to future realization of its deferred tax assets and has, therefore, established a full valuation allowance as of those dates.

Management has evaluated and concluded that there were no material uncertain tax positions requiring recognition in the Company’s financial statements as of December 31, 2021 or 2020. The Company does not expect any significant changes in its unrecognized tax benefits within twelve months of the reporting date. No tax audits were commenced or were in process for the taxable periods ended December 31, 2021 and 2020. No tax related interest or penalties were incurred during the years ended December 31, 2021 and 2020.

The Company files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Company is subject to examination by federal and state jurisdictions, where applicable. There are currently no pending tax examinations. The Company’s tax returns are open under statute from 2018 to the present.